UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 18, 2017

DMC GLOBAL INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-8328	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5405 Spine Road
Boulder, Colorado  80301
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Annual Meeting of Stockholders (the "Annual Meeting") of DMC Global Inc. (the “Company”) was held on May 18, 2017. At the Annual Meeting, the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares of the Company’s common stock available for purchase under the ESPP by 250,000 shares.  The Amendment was approved by the Company’s Board of Directors (the “Board”) on March 27, 2017.

The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by the actual terms of the Amendment, a copy of which is included as Exhibit 10.1.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company (i) elected the eight persons listed below to serve as directors of the Company until the 2018 Annual Meeting of Stockholders; (ii) approved, by a non-binding advisory vote, the compensation of the Company’s executive officers; (iii) recommended, by a non-binding advisory vote, the frequency of future advisory votes on the compensation of the Company’s executive officers; (iv) approved the Amendment to the ESPP; and (v) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The Company had 14,725,591 shares of Common Stock outstanding as of March 24, 2017, the record date for the Annual Meeting.  At the Annual Meeting, holders of a total of 13,690,934 shares of Common Stock were present in person or represented by proxy.  The following sets forth information regarding the results of the voting at the Annual Meeting:

Proposal 1    The stockholders elected each of the eight nominees to the Board of Directors for a one-year term. The voting results were as follows:

Name	Shares Voted "For"	Shares Withheld	Broker Non-Votes
Gerard Munera	11,258,180	369,695	2,063,059
David C. Aldous	11,032,226	595,649	2,063,059
Yvon Pierre Cariou	4,993,083	6,634,792	2,063,059
Robert A. Cohen	11,358,336	269,539	2,063,059
James J. Ferris	9,396,991	2,230,884	2,063,059
Richard P. Graff	11,011,131	616,744	2,063,059
Kevin T. Longe	11,399,562	228,313	2,063,059
Clifton Peter Rose	11,417,348	210,527	2,063,059

Proposal 2    The results on the non-binding advisory vote concerning the compensation of the Company's executive officers (the “say-on-pay vote”) were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
7,467,555	3,119,185	1,041,135	2,063,059

Proposal 3    The stockholders recommended, by a non-binding advisory vote, the frequency of the say-on-pay vote.  The voting results were as follows:

Shares Voted "One Year"	Shares Voted "Two Years"	Shares Voted "Three Years"	Shares Voted "Abstain"	Broker Non-Votes
9,617,035	12,128	1,750,626	248,086	2,063,059

(d)  Disclosure Regarding Frequency of Say-on-Pay Vote.  In line with these results and consistent with past practice, the Board has decided to include the say-on-pay vote in the Company’s proxy materials every year until the next required advisory vote on the frequency of the say-on-pay vote, which will occur no later than the 2023 Annual Meeting of Stockholders.
Proposal 4    The stockholders approved the Amendment to the ESPP. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"	Broker Non-Votes
11,318,469	297,240	12,166	2,063,059

Proposal 5    The stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. The voting results were as follows:

Shares Voted "For"	Shares Voted "Against"	Shares Voted "Abstain"
13,529,289	151,866	9,779

Item 9.01                                           Financial Statements and Exhibits.

(d)                   Exhibits.

Exhibit Number	Description

10.1
The Company's Employee Stock Purchase Plan, as amended (incorporated by reference from Appendix A to the Company’s Definitive Proxy Statement filed April 5, 2017, relating to the Company’s 2017 Annual Meeting of Stockholders).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC Global Inc.

Dated: May 19, 2017	By:	/s/ Michael Kuta
Michael Kuta
Chief Financial Officer